UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Aytu BioPharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AYTU BIOPHARMA, INC.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2022

To the Stockholders of Aytu BioPharma, Inc.:
The 2022 Annual Meeting of Stockholders of Aytu BioPharma, Inc. will be held virtually on May 18, 2022, at 10:00 a.m., Mountain Time at www.virtualshareholdermeeting.com/AYTU2022AM for the following purposes:
1.
To elect five directors named in the proxy statement to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending June 30, 2022;

3.
To hold an advisory vote on executive compensation;

4.
To hold an advisory vote on the frequency with which future advisory votes on executive compensation should be held; and

5.
To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the proxy statement accompanying this notice.
Our board of directors (the “Board” or the “Board of Directors”) has fixed the close of business on March 25, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Englewood, Colorado for 10 days prior to the meeting.
You are cordially invited to attend a virtual annual meeting of the stockholders on May 18, 2022, at 10:00 a.m., Mountain Time at www.virtualshareholdermeeting.com/AYTU2022AM. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy or change your vote for shares of our common stock you hold directly in your name through our transfer agent, Issuer Direct Corporation, by (i) signing another proxy card with a later date and delivering it to our Corporate Secretary at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112 before the date of the annual meeting, (ii) submitting revised votes over the Internet or by telephone before 11:59 p.m., Eastern Time, on May 17, 2022, or (iii) attending the annual meeting virtually and voting your shares of our common stock online at our annual meeting. If your shares of common stock are held in the name of a bank, broker or other nominee holder of record, please follow the instructions on the voting instruction form furnished to you by such record holder.
Englewood, Colorado
Dated: April 7, 2022
By Order of the Board of Directors
/s/ Joshua R Disbrow Joshua R. Disbrow Chairman and Chief Executive Officer

AYTU BIOPHARMA, INC.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2022
This proxy statement has been prepared by the management of Aytu BioPharma, Inc. “We,” “our” and “the Company” each refers to Aytu BioPharma, Inc.
In accordance with the rules of the United States Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and providing Internet access to our proxy materials, including the notice, this proxy statement, our annual report to stockholders, including financial statements, and a proxy card for the meeting, which will save printing costs and benefit the environment. These materials will first be available on the Internet on or about April 8, 2022. We will mail a Notice of Internet Availability on or about April 8, 2022 to our stockholders of record and beneficial owners as of March 25, 2022, the record date for the meeting. This proxy statement and the Notice of Internet Availability contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.
GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING
Who Can Vote
You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on March 25, 2022. As of March 25, 2022, there were 33,355,935shares of common stock outstanding and entitled to vote.
Counting Votes
Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the outstanding shares of our capital stock entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. When a broker, bank, or other nominee has discretion to vote on one or more proposals at a meeting but does not have discretion to vote on other matters at the meeting, the broker, bank, or other nominee will inform the inspector of election that it does not have the authority to vote on the “non-discretionary” matters with respect to shares held for beneficial owners which did not provide voting instructions with respect to the “non-discretionary” matters. This situation is commonly referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, or ABSTAIN with respect to any matters.
Assuming the presence of a quorum at the meeting:
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The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

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The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

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The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board on executive compensation.

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The advisory vote on the frequency of future votes on executive compensation will be decided by a plurality of the votes cast at the meeting. This means that the frequency period (every one, two or three years) receiving the highest number of “FOR” votes will be selected. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by the Board as to the frequency period ultimately chosen by the Board.

We strongly encourage you to vote your shares promptly. This action ensures that your shares will be voted in accordance with your wishes at the meeting.
QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING
Q:
Who may vote at the meeting?

A:
Our Board of Directors has set March 25, 2022 as the record date for the annual meeting of stockholders. If you owned shares of our common stock at the close of business on March 25, 2022, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of March 25, 2022, there were 33,355,935 shares of our common stock outstanding and entitled to vote at the meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the Notice of Internet Availability.
Q:
What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of common stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

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are present and entitled to vote in person at the meeting; or

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properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:
What proposals will be voted on at the meeting?

A:
The four proposals to be voted on at the meeting are as follows:

1.
To elect five directors named in this proxy statement to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.
To ratify the appointment of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for the fiscal year ending June 30, 2022;

3.
To hold an advisory vote on executive compensation;

4.
To hold an advisory vote on the frequency with which future advisory votes on executive compensation should be held; and

5.
To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.
Q:
How can you attend the annual meeting?

A:
We are hosting the annual meeting virtually www.virtualshareholdermeeting.com/AYTU2022AM. Please note that you will not be able to attend the annual meeting in person. If you are a stockholder of record, you may vote your shares virtually at the annual meeting. Stockholders may only participate online and must pre-register. In order to attend the virtual-only meeting, you will need to pre-register by 8:00 AM, Mountain Time on May 18, 2022. To pre-register for the annual meeting, please follow these instructions: If your shares are registered in your name with our transfer agent and you wish to attend the annual meeting, please go to www.virtualshareholdermeeting.com/AYTU2022AM, enter the control number you received on your proxy card to access the voting page, then click on the “Click here to pre-register for the online meeting” link at the top of the page.

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If you do not have your proxy card, you may pre-register to attend the annual meeting by emailing your proof of ownership of shares of our capital stock as of March 25, 2022 to us. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the annual meeting with instructions for attending the annual meeting online.

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If your shares are not registered in your name with our transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee of record in “street name” as of March 25, 2022, you may pre-register to attend the annual meeting by emailing us and attaching evidence that you beneficially owned shares of our capital stock as of March 25, 2022, which evidence may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee of record, an account statement, or a letter or legal proxy from such custodian. After pre-registering, and upon verification of your ownership, you will receive a confirmation email prior to the annual meeting with instructions for attending the annual meeting online.

•
If you hold your capital stock in “street name,” you must obtain the appropriate documents from your broker, bank, or other nominee holder of record, giving you the right to vote the shares at the annual meeting. For beneficial owners of shares of our capital stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note, however, that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in street name virtually at the annual meeting. Please note that even if you plan to attend the annual meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.

Q:
Why is the annual meeting a virtual meeting?

A:
We decided to hold the annual meeting virtually due to the COVID-19 pandemic. We are sensitive to the public health and travel concerns of our stockholders and employees and the protocols that federal, state and local governments may impose. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

Q:
What if during the check-in time or during the annual meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
If you encounter any difficulties accessing the virtual meeting during the pre-registration, check-in or meeting time, please call the technical support number that will be posted on our virtual stockholder meeting log in page.

Q:
How do I vote my shares at the annual meeting?

A:
Via the Internet or by Telephone

If you hold shares of our common stock directly in your name as a stockholder of record, you may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. In order to vote your shares via the Internet or by telephone, you will need the control number on your proxy card (which is unique to each stockholder to ensure all voting instructions are genuine and to prevent duplicate voting). Votes may be submitted via the Internet or by telephone, 24 hours a day, seven days a week, and must be received by 11:59 p.m., Eastern Time, on May 17, 2022.
If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you may submit voting instructions via the Internet or by telephone only if Internet or telephone voting is made available by your broker, bank or other nominee holder of record. Please follow the voting instructions provided by your broker, bank or other nominee holder of record with these materials.
By Mail
If you hold shares of our common stock directly in your name as a stockholder of record, in order to vote by mail, you may submit a proxy card. You will need to complete, sign and date your proxy card and return it using the postage-paid return envelope provided. Broadridge must receive your proxy card by mail by 11:59 p.m., Eastern Time, on May 17, 2022.
If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, in order to provide voting instructions by mail you will need to complete, sign and date the voting instruction form provided by your broker, bank or other nominee holder of record with these materials and return it in the postage-paid return envelope provided. Your broker, bank or other nominee holder of record must receive your voting instruction form in sufficient time to vote your shares.
At the Annual Meeting
If you hold shares of our common stock directly in your name as a stockholder of record, you may vote your shares electronically during the virtual annual meeting. Please note that you will not be able to attend the annual meeting in person. If you are a stockholder of record, you may vote your shares virtually at the annual meeting. Stockholders may only participate online and must pre-register. In order to attend the virtual-only meeting, you will need to pre-register by 10:00 AM, Eastern Time on May 18, 2022. Stockholders of record also may be represented by another person at the annual meeting by executing a proper proxy designating that person and having that proper proxy be presented to the judge of election with the applicable ballot at the annual meeting.
If you hold shares of our common stock in “street name,” meaning through a broker, bank or other nominee holder of record, you must obtain a written legal proxy from that institution and present it to the judge of election with your ballot to be able to vote at the annual meeting online. To request a legal proxy, please contact your broker, bank or other nominee holder of record.

Please carefully consider the information contained in this proxy statement. Whether or not you plan to attend the annual meeting online, we encourage you to vote via the Internet, by telephone or by mail so that your shares will be voted in accordance with your wishes even if you later decide not to attend the annual meeting.
If you attend the annual meeting and vote online, any votes that you previously submitted — whether via the Internet, by telephone or by mail — will be revoked and superseded by the vote that you cast at the annual meeting. Your attendance at the annual meeting alone will not revoke any proxy previously given.
Whether your proxy is submitted via the Internet, by telephone or by mail, if it is properly completed and submitted, and if you do not revoke it prior to or at the annual meeting, your shares will be voted at the annual meeting in the manner specified by you, except as otherwise set forth in this proxy statement.
Q:
Can I revoke my proxy or change my voting instructions for my common stock?

A:
Yes. You may revoke your proxy or change your vote at any time before the closing of the polls at the annual meeting.

If you are a stockholder of record at the record date for our annual meeting (the close of business on March 25, 2022), you can revoke your proxy or change your vote by:
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filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112 either before or at our annual meeting;

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duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112 either before or at our annual meeting and before the taking of the vote;

•
attending our annual meeting virtually and voting online (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

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if you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern Time on May 17, 2022 (your latest telephone or internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you hold your shares in “street name” through a broker, bank or other nominee holder of record, you must contact your broker, bank or other nominee holder of record to change your vote or obtain a written legal proxy to vote your shares if you wish to cast your vote at our annual meeting online.
Q:
What happens if I sell my shares of common stock after the record date but before the annual meeting?

A:
The record date for the annual meeting (the close of business on March 25, 2022) is earlier than the date of the annual meeting. If you sell or otherwise transfer your shares of our stock after the record date but before the date of the annual meeting, you will, unless the transferee obtains a proxy from you, retain your right to vote at the annual meeting.

Q:
How can I access the proxy materials over the Internet?

A:
Your Notice of Internet Availability, proxy card or voting instruction card (as applicable) contains instructions on how to:

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view our proxy materials online at https://materials.proxyvote.com; and

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instruct us to send future proxy materials to you electronically by e-mail.

Q:
Where can I find the voting results of the meeting?

A:
We will announce preliminary voting results at the annual meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the annual meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our bylaws provide that the number of directors constituting our Board of Directors shall be determined solely and exclusively by resolution duly adopted from time to time by our Board. There are five directors presently serving on our Board, and the number of directors to be elected at this annual meeting is five. Our full Board has proposed the five nominees listed below (who are our current directors) for re-election to the Board for a one-year term.
Our Board has determined that, under NASDAQ listing rules, all of our directors are independent, except for Mr. Joshua R. Disbrow. In addition to the specific bars to independence set forth in the NASDAQ listing rules, we also consider whether a director or his affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees are related by blood, marriage or adoption to any other nominee or any of our executive officers, except that Mr. Disbrow and Jarrett Disbrow, our Executive Vice President, Corporate Operations, are brothers.
Name	Age	Director Since	Position(s) with Aytu
Joshua R. Disbrow	47	January 2016	Chairman and Chief Executive Officer
Gary V. Cantrell	66	July 2016	Director
Carl C. Dockery	59	April 2016	Director
John A. Donofrio, Jr.	54	July 2016	Director
Michael E, Macaluso	68	April 2015	Director
Joshua R. Disbrow
Mr. Disbrow has been employed by us since April 16, 2015 and a member of our Board of Directors since January 2016. Prior to the closing of the merger between Luoxis Diagnostics, Inc. and Vyrix Pharmaceuticals, Inc. that formed Aytu BioPharma, Mr. Disbrow was the Chief Executive Officer of Luoxis since January 2013. Mr. Disbrow jointly served as the Chief Operating Officer of Ampio Pharmaceuticals, Inc. (“Ampio”) from December 2012 until April 2015. Prior to joining Ampio, he served as the Vice President of Commercial Operations at Arbor Pharmaceuticals, LLC (“Arbor”), a specialty pharmaceutical company, from May 2007 through October 2012. He joined Arbor as that company’s second full-time employee. Mr. Disbrow led the company’s commercial efforts from inception to the company’s acquisition in 2010 and growth to over $127 million in net sales in 2011 and to over $250 million in net sales in 2012. By the time Mr. Disbrow departed Arbor in late 2012, he handled the growth of the commercial organization to comprise over 150 people in sales, marketing sales training, managed care, national accounts, and other commercial functions. Mr. Disbrow has spent over 25 years in the pharmaceutical, diagnostic and medical device industries and has held positions of increasing responsibility in sales, commercialization, sales management, commercial operations and commercial strategy. Prior to joining Arbor, Mr. Disbrow served as Regional Sales Manager with Cyberonics, Inc., a medical device company focused on neuromodulation therapies from June 2005 through April 2007. Prior to joining Cyberonics he was the Director of Marketing at LipoScience Inc., an in vitro diagnostics company. Mr. Disbrow holds an MBA from Wake Forest University and BS in Management from North Carolina State University. Mr. Disbrow’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a member of our Board of Directors.
Gary V. Cantrell
Mr. Cantrell joined our Board of Directors in July 2016. He has 30 years of experience in the life sciences industry ranging from clinical experience as a respiratory therapist to his current executive consulting business as Principal of Averaden, LLC, where he has served since July 2015. Prior to his service at Averaden, LLC, Mr. Cantrell consulted exclusively with Mayne Pharma Group Limited (“Mayne”) (ASX: MYX) as Business Development Executive focused on acquiring branded prescription assets for Mayne’s U.S. Specialty Brands Division, a position he held from July 2015 to October 2017. Mr. Cantrell served as CEO of Yasoo Health Inc. (“Yasoo”), a global specialty nutritional company from 2007 through June 2015, highlighted by the sale of its majority asset AquADEKs to Actavis Generics in March 2016. Previously, he was President

of The Catevo Group, a U.S.-based healthcare consulting firm. Prior to that, he was Executive Vice President, Sales and Marketing for TEAMM Pharmaceuticals Inc., an Accentia Biopharmaceuticals company, where he led all commercial activities for a public specialty pharmaceutical business. His previous 22 years were at GlaxoSmithKline plc where he held progressively senior management positions in sales, marketing and business development. Mr. Cantrell is a graduate of Wichita State University and serves as an advisor to several emerging life science companies. He served as a director for Yasoo, Yasoo Health Limited and Flexible Stenting Solutions, Inc., a leading developer of next generation peripheral arterial, venous, neurovascular and biliary stents, which was sold to Cordis, while a Division of Johnson & Johnson in March 2013. Mr. Cantrell served as a director of Vyrix from February 2014 to April 2015. Mr. Cantrell’s experience in consulting and executive management within the pharmaceutical industry led to the conclusion that he should serve as a member of our Board of Directors.
Carl C. Dockery
Mr. Dockery joined our Board of Directors in April 2016. Mr. Dockery is a financial executive with 30 years of experience as an executive in the insurance and reinsurance industry and more recently since 2006 as the founder and president of a registered investment advisory firm, Alpha Advisors, LLC. Mr. Dockery’s career as an insurance executive began in 1988 as an officer and director of two related and closely held insurance companies, including serving as secretary of Crossroads Insurance Co. Ltd. of Bermuda and as vice president of Gulf Insurance Co. Ltd. of Grand Cayman. Familiar with the London reinsurance market, in the 1990s, Mr. Dockery worked at Lloyd’s and the London Underwriting Centre brokering various types of reinsurance placements. From September 2014 through September 2019, Mr. Dockery served as a director of CytoDyn Inc. (OTCQB: CYDY), and a publicly-traded biotechnology company focused on the development and potential commercialization of humanized monoclonal antibodies for the treatment and prevention of HIV and cancers. Mr. Dockery graduated from Southeastern University with a Bachelor of Arts in Humanities. Mr. Dockery’s financial expertise and experience, as well as his experience as a director of a publicly traded biopharmaceutical company led to the conclusion that he should serve as a member of our Board of Directors.
John A. Donofrio, Jr.
Mr. Donofrio joined our Board of Directors in July 2016. He is a senior pharmaceutical executive with over 30 years of experience in the industry across a broad range of areas, including President, Chief Financial Officer, and Chief Operating Officer positions. Mr. Donofrio has significant finance experience in consolidated financial reporting, international accounting and internal controls, financial systems development and implementation, cost accounting, inventory management, supply chain, transfer pricing, budget and forecast planning, integration of mergers and acquisitions and business development. Since March 2022 Mr. Donofrio has served as Executive Vice President, Chief Operating Officer of Novan Inc., a publicly held specialty dermatology company, and as President of Novan Inc.’s wholly owned subsidiary EPI Health, a specialty pharmaceutical company commercializing products in the dermatology market. From March 2019 until its acquisition by Novan, Inc in March 2022, Mr. Donofrio served as EPI Health’s President. Mr. Donofrio previously served as Chief Financial Officer and Head of Business Development at TrialCard from March of 2018 to March 2019. TrialCard is a technology-driven pharmaceutical services company providing patient access and support programs to the pharmaceutical and biotechnology industries. Prior to joining TrialCard, Mr. Donofrio was the Chief Financial Officer and Head of North American Business Development for Merz North America, or Merz, from August 2013 to March 2018. Merz is a specialty healthcare company that develops and commercializes innovative treatment solutions in aesthetics, dermatology and neurosciences in the United States and Canada. At Merz, Mr. Donofrio was accountable for financial performance, cost management, business development and strategic business planning and analysis for the finance organization in North America. Prior to joining Merz, Mr. Donofrio served as Vice President, Stiefel Global Finance, U.S. Specialty Business and Puerto Rico for Stiefel, a GlaxoSmithKline plc company from July 2009 to July 2013. In that role, Mr. Donofrio was responsible for the financial strategy, management reporting, and overall control framework for the Global Dermatology Business Unit. Mr. Donofrio served as a director of Vyrix from February 2014 to April 2015. Mr. Donofrio holds a degree in Accounting from North Carolina State University. Mr. Donofrio’s broad executive leadership experience and financial expertise along with experience in the pharmaceutical industry led to the conclusion that he should serve as a member of our Board of Directors.

Michael E. Macaluso
Michael E. Macaluso joined our Board of Directors in April 2015. Mr. Macaluso is also the Chairman and Chief Executive Officer of Ampio. Mr. Macaluso has been a member of Ampio’s board of directors since March 2010 and Ampio’s Chief Executive Officer since January 2012. Mr. Macaluso served in the roles of President and Chief Executive Officer of Isolagen, Inc. (AMEX: ILE) from June 2001 until September 2004. Mr. Macaluso also served on the Board of Directors of Isolagen from June 2001 until April 2005. From October 1998 until June 2001, Mr. Macaluso was the owner of Page International Communications, a manufacturing business. Mr. Macaluso was a founder and principal of International Printing and Publishing, a position Mr. Macaluso held from 1989 until 1997, when he sold that business to a private equity firm. Mr. Macaluso’s experience in executive management within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a member of our Board of Directors.
Vote Required
Directors are elected by a plurality of the votes cast at the annual meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.
Recommendation
Our Board of Directors unanimously recommends that stockholders vote FOR all five of the director nominees listed above.
Unless marked otherwise, proxies received will be voted “FOR” the approval of all five of the director nominees listed above.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Plante Moran has served as our independent auditor since April 2015 and has been appointed by our Audit Committee to continue as our independent auditor for the fiscal year ending June 30, 2022.
A representative of Plante Moran will be in attendance at the Annual Stockholders’ Meeting. At the Annual Stockholders’ Meeting, the Plante Moran representative will not make a statement and will not be available to respond to questions.
The following table presents aggregate fees for professional services rendered by our independent registered public accounting firm, Plante Moran, for the audit of our annual financial statements and related services for the respective periods.
	Year Ended June 30,
	2021	2020
Audit fees	$216,000	$226,000
Audit related fees(1)	63,000	68,000
Total fees	$279,000	$294,000

(1)
Audit-related fees for both fiscal year 2021 and 2020 were comprised of fees related to registration statements.

Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm
Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm, although it has no written policy on this matter. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee for approval a description of services expected to be rendered during that year for each of following four categories of services:
Audit services include audit work performed in audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.
Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provisions of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.
Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.
Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.
Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.
Vote Required
Ratification of the appointment of Plante Moran as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Recommendation
The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2022.
Unless marked otherwise, proxies received will be voted “FOR” the ratification of the appointment of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2022.

PROPOSAL NO. 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Board of Directors is submitting a “say-on-pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, the Board values the opinion of our stockholders and will review and consider the voting results.
Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.
The compensation of the Named Executive Officers is described on pages 20 - 24 of this proxy statement.
We are asking stockholders to vote on the following resolution:
“RESOLVED, that the stockholders of Aytu BioPharma, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table for fiscal 2021, and the other related tables and disclosures.”
As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.
Vote Required
Although this advisory resolution is non-binding, the Board values input from stockholders on our executive compensation. The Board will review and consider the voting results for this proposal and take into account the outcome of the vote in making decisions regarding compensation of our Named Executive Officers.
Recommendation
The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2021 executive compensation.

PROPOSAL NO. 4 — ADVISORY VOTE REGARDING THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Act, we are also required to seek a non-binding advisory stockholder vote regarding the frequency of submission to stockholders of a “say-on-pay” advisory vote such as Proposal Four. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on our executive compensation programs either annually, every two years, or every three years. Although this vote is advisory and nonbinding, the Board of Directors will review voting results and give consideration to the outcome of such voting.
We believe that our prior advisory votes on executive compensation have demonstrated that our executive compensation programs are working well in supporting the Company and its business objectives. Our Board recognizes the importance of stockholder input on executive compensation and has determined that a say-on-pay vote every three years will provide our stockholders with adequate input. Our Company has not generated positive cash flows from commercial operations and is pursuing clinical development of our product candidates. To save cash resources and allow the Company to appropriately respond to stockholder feedback, the Board recommends that you vote in favor of an advisory vote on our executive compensation program every three years.
Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting when voting in response to the resolution set forth below:
“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Aytu BioPharma, Inc. is to hold a stockholder vote to approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Summary Compensation Table for fiscal 2021, and the other related tables and disclosures).”
As indicated above, the stockholder vote on the frequency of nonbinding stockholder votes to approve executive compensation will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or the Board. The vote will not be construed to create or imply any change to our Company’s fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.
Vote Required
The frequency — every one, two or three years — receiving the greatest number of votes cast shall be deemed the recommendation of the stockholders for the frequency of future advisory votes on executive compensation.
Recommendation
The Board unanimously recommends that stockholders vote FOR the option of THREE YEARS as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.

CORPORATE GOVERNANCE
Information about the Board of Directors
Board Composition
Our Board of Directors currently consists of five members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.
Joshua R. Disbrow has served as our Chief Executive Officer since April 2015 and as the Chairman of our Board since July 2016. Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time.
Selection of Nominees for our Board of Directors Experience, Qualifications, and Diversity
To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and, in the case of non-executive director, independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, managerial, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity as a positive additional characteristic in potential nominees.
The Board does not have a formal written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees. Not only has this informal approach to the promotion of diversity resulted in a group of director nominees that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, but, as indicated in the charts below, it has also resulted in a group of director nominees possessing diversity of thought, perspective, experience, and backgrounds.

Director Experience and Qualifications
	Disbrow	Cantrell	Dockery	Donofrio	Macaluso
Public Company Board	X		X		X
Public Company Executive	X	X		X	X
Pharmaceutical Industry	X	X	X	X	X
Clinical Experience		X			X
Financial Analysis/Accounting			X	X
Information Technology
Project Management				X
Environmental Sustainability
Commercial Operations	X	X		X
Sales & Marketing	X	X
Supply Chain/Logistics
Strategic Planning	X	X		X
Government Relations, Public Policy or Regulatory
Mergers & Acquisitions/ Business Development	X	X		X
Talent Acquisition	X	X		X	X
Board Diversity Matrix
	Male		Female
Total Number of Directors		5
Part I: Gender Identity
Directors	5		0
Part II: Demographic Background
White	5		0
Did Not Disclose Demographic Background		0
Directors who are Military Veterans:		0
Directors with Disability:		0
In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals and Communications with the Board” below and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.
No stockholder has nominated anyone for election as a director at this annual meeting.
Board Committees
Our Board has established an Audit Committee, Compensation Committee and a Nominating and Governance Committee. Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery and Mr. Macaluso. Our Compensation Committee consists of Mr. Macaluso (Chair), Mr. Cantrell, Mr. Dockery and Mr. Donofrio. Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio.
Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at http://www.aytubio.com under the “Investor Relations — Corporate Governance” tab.

Audit Committee
Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Dockery and Mr. Macaluso. The Audit Committee held five meetings during the fiscal year ended June 30, 2021. Each of Mr. Donofrio, Mr. Dockery and Mr. Macaluso satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ listing rules and SEC Rule 10A-3. Our Audit Committee is responsible for, among other things:
•
appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

•
reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•
reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

•
establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•
investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

•
determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

•
reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•
monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;

•
reviewing reports to management prepared by the internal audit function, as well as management’s response;

•
reviewing and assessing the adequacy of the formal written charter on an annual basis;

•
reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

•
handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.

Our Board has determined that Mr. Donofrio qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The designation does not impose on Mr. Donofrio any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board of Directors.
AUDIT COMMITTEE REPORT
The Audit Committee engages the independent registered public accounting firm, reviews with such firm the plans and results of any audits, reviews other professional services provided by such firm, reviews the independence of such firm, considers the range of audit and non-audit fees and reviews with management its evaluation of the Company’s internal control structure.
The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for fiscal year 2021 with management and Plante Moran, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2021 were prepared in accordance with U.S. generally accepted accounting principles. In addition, the Audit Committee has discussed with Plante Moran the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) by Auditing Standard No. 16, Communications with Audit Committees.
The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter from such firm required by applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence.
Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 for filing with the SEC.
Audit Committee
Mr. Donofrio (Chair)
Mr. Dockery
Mr. Macaluso
Compensation Committee
Our Compensation Committee consists of Mr. Macaluso (Chair), Mr. Cantrell, Mr. Dockery and Mr. Donofrio. The Compensation Committee held five meetings during the fiscal year ended June 30, 2021. Each of Mr. Macaluso, Mr. Cantrell, Mr. Dockery and Mr. Donofrio satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ listing rules. Our Compensation Committee is responsible for, among other things:
•
reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

•
reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

•
reviewing and making recommendations, on an annual basis, to the Board with respect to director compensation;

•
reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

•
reviewing and assessing, periodically, the adequacy of the formal written charter; and

•
such other matters that are specifically delegated to the Compensation Committee by our Board from time to time.

Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. The Compensation Committee did not engage the services of outside advisors during fiscal year 2021. The Compensation Committee has engaged Alvarez and Marshal to perform an evaluation of the compensation of our principal executive officer and other executive and non-executive officers. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.
Nominating and Governance Committee
Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio. The Nomination and Governance Committee held one meeting during the fiscal year ended June 30, 2021. Each of Mr. Dockery, Mr. Cantrell and Mr. Donofrio satisfies the independence requirements of Rule 5605(a)(2) of the NASDAQ listing rules. It is responsible for, among other things:

•
identifying and screening candidates for our Board, and recommending nominees for election as directors;

•
establishing procedures to exercise oversight of the evaluation of our Board and management;

•
reviewing the structure of our Board’s committees and recommending to our Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•
developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

•
reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•
generally advising our Board on corporate governance and related matters.

Risk Oversight
Our Board of Directors is responsible for our Company’s risk oversight. In fulfilling that role, our Board focuses on our general risk-management strategy and the most significant risks facing our Company, and ensures that risk-mitigation strategies are implemented by management. Our Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our Board seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices.
Family Relationships
Jarrett T. Disbrow, our Executive Vice President, Corporate Operations, is the brother of Joshua R. Disbrow, our Chairman and Chief Executive Officer. There are no other family relationships among or between any of our current or former executive officers and directors.
Named Executive Officers
Our Named Executive Officers are as follows:
Name	Age	Position
Joshua R. Disbrow	47	Chairman and Chief Executive Officer
Mark K. Oki	53	Chief Financial Officer
Richard Eisenstadt	63	Former Chief Financial Officer, Secretary, and Treasurer
David Green	59	Former Chief Financial Officer, Secretary, and Treasurer
Biographical information regarding Joshua R. Disbrow is set forth above.
Mark K. Oki — Chief Financial Officer
Mr. Oki has served as our Chief Financial Officer since January 2022. From October 2015 through January 2022, Mr. Oki served as Chief Financial Officer of Vivus LLC, formerly Vivus Inc., a commercial-stage pharmaceutical company. Vivus was a Nasdaq listed company up to December 2020. From April 2006 to October 2015, Mr. Oki held several positions at Alexza Pharmaceuticals, Inc., a publicly listed specialty pharmaceutical company, most recently as Senior Vice President, Finance and Chief Financial Officer. Before Alexza, Mark held roles of increasing responsibility at life science companies, Pharmacyclics, Inc. and Incyte Genomics, Inc. (now Incyte Corporation). Mr. Oki began his career in public accounting at Deloitte & Touche, LLP (now Deloitte). Mr. Oki received his degree in Business Administration — Accounting and graduated with honors from San Jose State University and is a Certified Public Accountant (inactive).
Involvement in Certain Legal Proceedings
Mr. Oki was the Chief Financial Officer of Vivus, Inc.at the time a Chapter 11 petition was filed under the Federal bankruptcy laws in July 2020.

None of our other directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.
Code of Ethics
We have adopted a written code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer. We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. This code of ethics and business conduct can be found in the Investors-Corporate Governance section of our website, http://www.aytubio.com.
Anti-Hedging Policy
Our Insider Trading Policy discourages employees, including executive officers, and their family members, from engaging in hedging activities or holding our securities in margin accounts, as well as pledging of our securities as collateral for loans.
Information Regarding Meetings of the Board
The business of our Company is under the general oversight of our Board of Directors as provided by the Delaware General Corporation Law and our bylaws. During the fiscal year ended June 30, 2021, our Board held seven (7) meetings and also conducted business by written consent. Each person who was a director during fiscal 2021 attended at least 75% of the Board and committee meetings on which he served. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so. All of our directors attended our last annual meeting of stockholders.
We have not adopted a policy with regard to board members’ attendance at annual meetings of stockholders. All of our directors attended our last annual meeting of stockholders.
Director Independence
Four of our five directors are independent under the NASDAQ listing rules. Joshua Disbrow is not independent due to his position as Chief Executive Officer of Aytu.
Stockholder Proposals and Communications with the Board
Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. These notice deadlines are the same as those required by the SEC’s Rule 14a-8.
Pursuant to the bylaws, a stockholder’s notice must set forth among other things: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (“Exchange Act”), and the rules and regulations thereunder; and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

There have been no changes to these nominating procedures since the adoption of the bylaws.
Stockholders who wish to communicate with our Board of Directors or with specified individual directors may do so directly by writing to:
Board of Directors (or name of individual director)
c/o Secretary
Aytu BioPharma, Inc.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112
We will forward all communications from stockholders to our full Board of Directors, to non-management directors or to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.
DIRECTOR COMPENSATION
Our current compensation package for non-employee directors, effective July 1, 2020, consists of: an annual cash retainer of $70,000 for the non-executive Board chair, $40,000 for each other director, $20,000 for each audit committee and compensation committee chair, $10,000 for nominating and governance committee chair, and $10,000 for each other committee member of the audit and compensation committees and $5,000 for each other committee member of the nominating and governance committee; a grant of 6,500 restricted shares of stock or restricted stock units upon appointment to the Board; and an annual stock option grant of 1,500 shares thereafter.
The following table provides information regarding all compensation paid to non-employee directors of Aytu during the fiscal year ended June 30, 2021.
Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Gary V. Cantrell(2)(3)	$55,000	$1,218,848(1)	$1,273,848
Carl C. Dockery(2)(3)	$70,000	$1,218,848(1)	$1,288,848
John A. Donofrio Jr.(2)(3)	$75,000	$1,218,848(1)	$1,293,848
Michael E. Macaluso(2)(3)	$70,000	$1,218,848(1)	$1,288,848
Steven J. Boyd(2)(3)(4)	$—	$—	$—

(1)
This column reflects the aggregate grant date fair value of187,804 shares of restricted stock issued on April 16, 2021 based on a fair market value of $6.49 per share. One third (1/3) of the shares will vest on the anniversary of the grant date and the remaining shares in equal quarterly installments over the following 8 quarters.

(2)
As of June 30, 2021, the number of restricted shares held by each non-employee director was as follows: 203,071 restricted shares for Mr. Cantrell; 203,071 restricted shares for Mr. Dockery; 203,071 restricted shares for Mr. Donofrio; 208,071 restricted shares for Mr. Macaluso.

(3)
As of June 30, 2021, the number of stock options held by each non-employee director was as follows: (i) 4,005 shares for Mr. Dockery; (ii) 4,004 shares for Mr. Donofrio; (iii) 4,012 shares for Mr. Macaluso; and (iv) 2,004 shares for Mr. Cantrell.

(4)
Steven J. Boyd resigned as a member of the board of directors effective August 30, 2021.

EXECUTIVE COMPENSATION
In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation of our Company’s named executive officers. In establishing executive compensation, our Board of Directors is guided by the following goals:
•
compensation should consist of a combination of cash and equity awards that are designed to fairly pay the executive officers for work required for a company of our size and scope;

•
compensation should align the executive officers’ interests with the long-term interests of stockholders; and

•
compensation should assist with attracting and retaining qualified executive officers.

Summary Compensation Table
The following table sets forth all cash compensation earned, as well as certain other compensation paid or accrued for the years ended June 30, 2021 and 2020 to each of the following named executive officers. Mark K. Oki was appointed Chief Financial Officer on January 17, 2022 and is therefore excluded from the following table.
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Award ($) (e)	Option Award ($)(1) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Named Executive Officers:
Joshua R. Disbrow Chief Executive Officer since December 2012	2021	$545,000	$462,203	$5,192,000	$—	—	—	—	$6,199,203
	2020	$607,620	$185,000	$652,500	$140,330	$—	$—	$—	$1,585,450
Richard Eisenstadt(1) Former Chief Financial Officer, Secretary and Treasurer since April 2021	2021	$151,934	$175,000	$455,947	$—	$—	$—	$—	$782,881

David A. Green(2) Former Chief Financial Officer, Secretary and Treasurer	2021	$345,192	$430,463	$—	$—	$—	$—	$500,000	$1,275,655
	2020	$400,046	$150,000	$362,500	$140,330	$—	$—	$—	$1,052,876

(1)
Option awards are reported at fair value at the date of grant.

(2)
Mr. Eisenstadt was appointed to Chief Financial Officer, Secretary and Treasurer effective March 31, 2021 and ceased to be employed as Chief Financial Officer, Secretary and Treasurer effective December 30, 2021.

(3)
Mr. Green ceased to be employed as Chief Financial Officer, Secretary and Treasurer effective March 31, 2021.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. Executives are reimbursed for business expenses directly related to our business activities, such as travel, primarily for business development as we grow and expand our product lines. On average, each executive incurs between $1,000 to $3,000 of out-of-pocket business expenses each month. The executive management team meets weekly and determines which activities they will work on based upon what we determine will be most beneficial to the Company and our stockholders. No interest is paid on amounts reimbursed to the executives.

Outstanding Equity Awards
The following table contains certain information concerning unexercised options for the Named Executive Officers as of June 30, 2021. Mark K. Oki was appointed Chief Financial Officer on January 17, 2022 and is therefore excluded from the following table.
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Named Executive Officers:
Joshua R. Disbrow Chief Executive Officer	2,500	7,500	—		$14.50	6/8/2030	—	$—	—	$—
	13	—	—		3,280.00	11/11/2025	—	—	—	—
	15	—	—		3,280.00	7/7/2026	—	—	—	—
	—	—	—		—	—	750	3,758	—	—
	—	—	—		—	—	44,550	223,196	—	—
	—	—	—		—	—	800,000	4,008,000	—	—
	—	—	—		—	—	33,750	169,088	—	—
	—	—	—		—	—	48	240	—	—
Total	2,528	7,500	—	$			879,098	$4,404,282	—	$—
Richard Eisenstadt Former Chief Financial Officer	—	—	—		$—	—	510	$2,555	—	$—
	—	—	—		—	—	5,440	27,254	—	—
	—	—	—		—	—	55,000	275,550	—	—
Total	—	—	—	$			60,950	$305,359	—	$—
David A. Green Former Chief Financial Officer	10,000	—	—		$14.50	6/8/2030	—	$—	—	$—

(1)
Based on $5.01 per share which was the closing price of our common stock on NASDAQ on June 30, 2021, the last trading day of that fiscal year.

Employment Agreements
Joshua R. Disbrow Agreements
We entered into an employment agreement with Joshua R. Disbrow in connection with his employment as our Chief Executive Officer. The agreement was for a term of 24 months beginning on April 16, 2015, subject to termination by us with or without Cause or as a result of officer’s disability, or by the officer with or without Good Reason (as defined below). Mr. Disbrow was entitled to receive $330,000 in annual salary, plus a discretionary performance bonus with a target of 125% of his base salary. Mr. Disbrow was and continues to be eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans.

On July 1, 2020 the compensation committee of the Board of Directors amended the employment agreements with Mr. Disbrow with the following material terms:
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Effective June 1, 2020, increase base salary to $500,000 and lower annual bonus % target from 100% to 60% of base salary.

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Effective January 1, 2021, increase base salary to $590,000.

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Granted 100,000 options on terms set forth in a separate option agreement.

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Granted 450,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.

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Granted 800,000 shares of restricted stock on the terms set forth in a separate restricted stock agreement.

On April 12, 2021, we entered into a second amendment to the employment agreement with Mr. Disbrow (the “CEO Second Amendment”). The CEO Second Amendment was approved by the compensation committee of our Board of Directors on March 14, 2021. The material terms of the CEO Second Amendment are as follows:
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Extend term of the CEO Employment Agreement to a term expiring 24 months from the date of the CEO Second Amendment;

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Grant of restricted stock equal to 3% of our issued and outstanding stock as of March 19, 2021 and an additional future grant of 2% if certain performance standards are satisfied, as determined by the compensation committee of the Board;

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Increase severance payment upon termination without cause or for good reason, as those terms are defined in the CEO Employment Agreement, to 2.5 times base salary; and

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Update the Change in Control definition to be consistent with the “Sale Event” definition in the restricted stock agreement.

Mark K. Oki Employment Agreement
On January 17, 2022, Mark K. Oki was appointed as our Chief Financial Officer pursuant to an employment agreement with an effective date of January 17, 2022 (the “Oki Employment Agreement”). Under the Oki Employment Agreement Mr. Oki will receive:
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An annual base salary of $415,000, plus a target bonus of 40% of the base salary if certain performance milestones are met;

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A signing bonus of $50,000;

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Reimbursements of reasonable expenses associated with relocating to the Denver, Colorado area;

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A restricted stock grant of 100,000 shares of our common stock, subject to certain vesting provisions set forth therein;

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Eligiblity to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans;

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Upon a termination without cause by the Company or for good reason, as those terms are defined in the Oki Employment Agreement, by Mr. Oki, a severance payment equal to his base salary plus any earned incentive compensation, as well as a continuation of our portion of COBRA payments for a period of 12 months and vesting of any issued restricted stock; and

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Upon a change in control, as defined in the Oki Employment Agreement, a payment equal to one time the base salary and the target annual incentive bonus compensation for the then-current year, plus 12 months of COBRA payments and accelerated vesting of all stock-based awards.

“Good Reason” means, without the officer’s written consent, there is:
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a material reduction in the officer’s overall responsibilities or authority, or scope of duties (it being understood that the occurrence of a Change in Control shall not, by itself, necessarily constitute a reduction in the officer’s responsibilities or authority);

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a material reduction of the level of the officer’s compensation (excluding any bonuses) (except where there is a general reduction applicable to the management team generally, provided, however, that in no case may the base salary be reduced below certain specified amounts); or

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a material change in the principal geographic location at which the officer must perform his services.

“Cause”, means:
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conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime, other than a traffic violation or a misdemeanor;

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willful malfeasance or willful misconduct by the officer in connection with his employment;

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gross negligence in performing any of his duties;

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willful and deliberate violation of any of our policies;

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unintended but material breach of any written policy applicable to all employees adopted by us which is not cured to the reasonable satisfaction of the board;

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unauthorized use or disclosure of any proprietary information or trade secrets of us or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with us;

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willful and deliberate breach of his obligations under the employment agreement; or

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any other material breach by officer of any of his obligations which is not cured to the reasonable satisfaction of the Board.

Payments Provided Upon a Change in Control
In the event of a Change in Control of us, all stock options, restricted stock and other stock-based grants granted or may be granted in the future by us to the officers will immediately vest and become exercisable.
“Change in Control” means: the occurrence of any of the following events:
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the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) , other than us, or any of our subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3- promulgated under the Exchange Act) of 50% or more of the combined voting power or economic interests of the then outstanding voting securities of us entitled to vote generally in the election of directors (excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes); or

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the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes) other than a transaction or series of related transactions in which the holders of the voting securities of us outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in us held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of us or such other surviving or resulting entity (or if we or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or

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the sale or other disposition of all or substantially all of the assets of us in one transaction or series of related transactions.

Our only obligation to Joshua R. Disbrow had a Change in Control occurred as of June 30, 2021 would have been the acceleration of the vesting of all equity securities held by them at that date. On June 30, 2021, the closing price of our common stock was below the exercise price for all of the options held by Joshua R. Disbrow, and therefore there would have been no economic benefit to them upon the acceleration of vesting of those options. All stock awards outlined in Outstanding Equity Awards above would have become fully vested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information with respect to the beneficial ownership of our common stock as of March 25, 2022 for:
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each beneficial owner of more than 5% of our outstanding common stock;

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each of our director and named executive officers; and

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all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common stock that can be acquired within 60 days of March 25, 2022. The percentage ownership information shown in the table is based upon 33,355,935 shares of common stock outstanding as of March 25, 2022.
Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options and warrants held by that person that are immediately exercisable or exercisable within 60 days March 25, 2022. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The information in the tables below are based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Aytu BioPharma, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Non-employee Directors
Macaluso, Michael(1)	212,091	*
Cantrell, Gary(2)	206,093	*
Dockery, Carl(3)	208,077	*
Donofrio, John(4)	207,075	*
Named Officers
Disbrow, Joshua(5)	904818	2.7%
Oki, Mark(6)	100,000	*
All directors and executive officers as a group, including those named above (six persons)	1,835,654	5.5%
5% or more Beneficial Owners Armistice Capital, LLC(7)	2,190,316	6.6%

*
Represents beneficial ownership of less than 1%.

(1)
Consists of (i) 8 shares of common stock, (ii) 208,071 restricted shares, and (iii) 4,012 shares of common stock issuable upon the exercise of vested options.

(2)
Consists of (i) 1,018 shares of common stock, (ii) 203,071 restricted shares, and (iii) 2,004 shares of common stock issuable upon the exercise of vested options.

(3)
Consists of (i) 203,071 restricted shares, (ii) 4,005 shares of common stock issuable upon the exercise of vested options, and (iii) 1,001 shares of common stock held by Alpha Venture Capital Partners, L.P Mr. Dockery is the President of the general partner of Alpha Venture Capital Partners, L.P. and therefore may be deemed to beneficially own the shares beneficially owned by Alpha Venture Capital Partners, L.P.
(4)
Consists of (i) 203,071 restricted shares, and (iii) 4,004 shares of common stock issuable upon the exercise of vested options.       .

(5)
Consists of (i) 18,408 shares of common stock, (ii) 879,098 restricted shares, (iii) 5,056 shares of common stock issuable upon the exercise of vested options, and (iv) 2,256 shares of common stock issuable upon the exercise of warrants. Does not include 116 shares of common stock held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a 8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.

(6)
Consists of 100,000_restricted shares.

(7)
Consists of 2,190,316 shares of common stock owned as of April 4, 2022 from the March 7, 2022 offering. The Company did not include (i) pre-funded warrants convertible into 3,030,000 shares of common stock, and (ii) 6,666,000 shares issuable upon the exercise of warrants that was also issued in the March 7, 2022 offering and (iii) 32,223 warrants issued in the March 2018 offering as these warrants are not considered voting securities. Armistice Capital is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) that is principally engaged in the business of providing investment management services to private investment vehicles, including Armistice Capital Master Fund Ltd. (the “Master Fund”). The principal business address of Armistice Capital is 510 Madison Avenue, 7th Floor, New York, New York 10022.

RELATED PARTY TRANSACTIONS
We describe below all transactions and series of similar transactions, other than compensation arrangements, during the last three fiscal years, to which we were a party or will be a party, in which:
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the amounts involved exceeded or will exceed $120,000; and

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any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Jarrett T. Disbrow, the brother of Joshua R. Disbrow, our Chief Executive Officer, is employed by us as Executive Vice President, Corporate Operations. His total annual salary and other cash compensation was approximately $406,400 during the year ended June 30, 2021, and he receives benefits consistent with other employees serving in the same capacity.
Tris Pharmaceutical, Inc.
On November 2, 2018, the Company entered into a License, Development, Manufacturing and Supply Agreement. On November 1, 2019, the Company acquired the rights to Karbinal as a result of the acquisition of the Pediatric Portfolio from Cerecor, Inc. Mr. Ketan Mehta served as a member of the Board of Directors of the Company and is also the Chief Executive Officer of Tris Pharma, Inc. (“Tris”). During the years ended June 30, 2021 and 2020, the Company paid Tris approximately $3.2 and $1.3 million, respectively for a combination of royalty payments, inventory purchases and other payments as contractually required. The Company’s liabilities, including accrued royalties, contingent consideration and fixed payment obligations were $19.7 million and $22.9 million as of June 30, 2021 and 2020, respectively. In October 2020, the Company paid Tris approximately $1.6 million related to its Karbinal fixed payment obligation. On March 19, 2021, Mr. Ketan Mehta resigned as a member of the Board of the Company, and Tris is no longer be considered a related party.
Review, Approval or Ratification of Transactions with Related Persons
Effective upon its adoption in July 2016, pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of

Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Conduct and Ethics available on our website at http://www.aytubio.com under the “Investor Relations — Corporate Governance” tab.
Prior to the adoption of the Audit Committee Charter, and due to the small size of our company, we did not have a formal written policy regarding the review of related party transactions, and relied on our Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviewed any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members.
STOCKHOLDER COMMUNICATIONS
Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. The Secretary will forward all such communications to the addressee.
AUDITOR MATTERS
Our Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended June 30, 2021, which were audited by Plante Moran. Our Audit Committee discussed with Plante Moran the matters required to be discussed pursuant to Auditing Standards 16, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with our Audit Committee concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Our Audit Committee also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended June 30, 2021 were compatible with maintaining Plante Moran’s independence.
Based on the review and discussions referred to in the foregoing paragraph, our Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 for filing with the SEC.
DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
Under our bylaws, stockholder proposals to be considered at our 2023 annual meeting must be received by December 9, 2022, which is 120 calendar days prior to the anniversary date of when the proxy statement was released to stockholders in connection with the 2022 annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, or if no annual meeting was held in the prior year, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2023 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices provided, however, that if the date of the 2023 annual meeting is more than 30 days before or after the anniversary date of the 2022 annual meeting, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to Corporate Secretary, Aytu BioPharma, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.
COSTS OF PROXY SOLICITATION
Our directors, officers and employees may solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
The SEC has adopted rules that permit companies to deliver a single copy of the Notice of Internet Availability or proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability or proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of the Notice of Internet Availability or proxy materials by contacting us either by calling (720) 437-6580 or by mailing a request to 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.
NOTICE AND ACCESS
Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting held on May 18, 2022:
The notice of annual meeting, this proxy statement and the annual report are available at https://materials.proxyvote.com/[cusip?]
We are furnishing the proxy materials to a number of our stockholders under the SEC’s notice and access rules. Stockholders may also receive printed copies of each of these documents without charge by contacting by mail at Aytu Corporate Secretary, 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Please include your contact information with the request.

AYTU BIOPHARMA, INC.373 INVERNESS PKWY, SUITE 206ENGLEWOOD, CO 80112 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AYTU2022AMYou may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FORthe following:1. The election as director of the nominees listedbelow.Nominees For Withhold DateSCAN TOVIEW MATERIALS & VOTE0 00 00 00 00 00 0 00 0 00 0 0 00000549338_1 R1.0.0.24AYTU BIOPHARMA, INC.373 INVERNESS PKWY, SUITE 206ENGLEWOOD, CO 80112VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AYTU2022AMYou may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FORthe following:1. The election as director of the nominees listedbelow.NomineesFor Withhold1a. Joshua R. Disbrow1b. Gary V. Cantrell1c. Carl C. Dockery1d. John A. Donofrio Jr.1e. Michael E. MacalusoThe Board of Directors recommends you vote FORproposals 2 and 3. For Against Abstain2. The ratification of Plante Moran as ourindependent registered public accounting firmfor the fiscal year ending June 30, 2022.3. The advisory vote on executive compensation.The Board of Directors recommends youvote 3 YEARS for the following: 1 year 2 years 3 years Abstain4. The advisory vote on the preferredfrequency with which future advisoryvotes on executive compensation will beheld.NOTE: Such other business as may properly comebefore the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comAYTU BIOPHARMA, INC.ANNUAL MEETING OF STOCKHOLDERSMay 18, 2022 at 10:00 am MDTTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Joshua R. Disbrow and Mark K. Oki as proxies, each with full power of substitution, torepresent and vote, as designated on the reverse side, all the shares of Common Stock of Aytu BioPharma, Inc. held ofrecord by the undersigned on March 25, 2022 at the Annual Meeting of Stockholders to be held virtually atwww.virtualshareholdermeeting.com/AYTU2022AM on May 18, 2022, at 10:00 am MDT or any adjournment or postponementthereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side0000549338_2 R1.0.0.244